Statements of Cash Flows (USD $)	6 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Cash flows from operating activities
Net Income (Loss)	$ (1,698,698)	$ (34,453)
Adjustments to reconcile net loss to net cash used by operating activities:
Inputed Officer's Compensation & Rent		28,000
Depreciation & Amortization		2,900
Inputed interest for due to Ron Kallus	0	670
Stock Compensation-	900,000
Changes in assets and liabilities:
Accounts receivable		30
Accounts payable	169,058
Accounts payable-related parties	560,133	(4,645)
Net cash (used) in operating activities	(69,507)	(7,498)
Cash flows from financing activities
Proceeds from Shareholders	67,399	7,500
Net cash provided (used) by financing activities	67,399	7,500
Net increase (decrease ) in cash	(2,106)	2
Cash and cash equivalents, beginning of period	2,859	1,331
Cash and cash equivalents, end of period	753	1,333
Supplemental disclosures
Stock Compensation Credited to Additional Paid in Capital	$ 900,000	$ 0